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                                Exhibit 10(c)
                        Consent of Independent Auditors
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                                  CONSENT OF
                       INDEPENDENT CHARTERED ACCOUNTANTS

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We consent to the reference to our Firm under the captions "Financial
Statements" and "Experts" and to the use of our reports dated April 15, 1999 with respect to the financial statements of the Canada Life of New York Variable Annuity Account 1 and the Canada Life Insurance Company of New York included in the Registration Statement [Form N-4, No. 33-32199] and related Prospectus of Canada Life of New York Variable Annuity Account 1 [May 1, 1999].


                                       /s/ Ernst & Young LLP
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                                       Chartered Accountants
Toronto, Canada,
April 28, 1999.
















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